Summary Prospectus Supplement

June 19, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 19, 2020 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses dated April 30, 2020

Advantage Portfolio
Global Advantage Portfolio
Global Permanence
Growth Portfolio
Inception Portfolio
Permanence Portfolio
(together, the "Funds")

Jason C. Yeung, a member of the Counterpoint Global team and portfolio manager of the Funds, is currently on a temporary leave of absence from the Adviser to participate on a Government established COVID-19 task force related to testing.

Please retain this supplement for future reference.

  IFIPMLOASUMPROSPT 6/20